Annual Report as of December 31, 2001

Letter to Shareholders
February 2002

William M. Ennis President and CEO	Dennis H. Ferro Chief Investment Officer

We are pleased to provide the Evergreen Variable Annuity Trust annual report for the twelve month period ended December 31, 2001.

U.S. Equities Dipped for the Second Year in a Row

The U.S. equity markets were confounded from the very start in 2001. After unusually strong performance in the late 90s, the declines of 2000 were a shock -- surely 2001 would turn things around.

However, by the third Federal Reserve rate cut in March, investors realized that something was seriously wrong. Predictions for earnings growth were slashed throughout the corporate world. The early January consensus forecast for S&P 500 operating earnings growth was 9%. Unfortunately, with each quarterly earnings reporting period filled with disappointing corporate results, profit forecasts were drastically lowered. Average earnings ended the year declining 18%-20%.

The equity markets made an admirable attempt at a recovery during the second quarter, yet continued economic weakness and lowered corporate guidance tightened the vice grip on investors during the summer. Then, the unthinkable happened, and the September 11 tragedy resonated, literally, from Wall Street to Main Street. Any hopes for economic recovery in 2001 were quickly dashed and, upon reopening, the markets plunged.

The quick response of the Fed to provide liquidity and the orderly transition of the financial markets provided investors with a glimmer of hope in the final quarter of the year. Initial success of the United States’ war on terrorism resulted in improved confidence and the equity markets began a remarkable climb. From the lows achieved in late-September, the NASDAQ Composite climbed approximately 40%, followed by the Dow 30 and the S&P 500, each with gains in the 20% range.

All in all, the year proved to be very disappointing for equity investors. Despite the late recovery, the major market averages all declined for the second consecutive year. Few areas were spared, as eight of the ten sectors in the S&P 500 were down. Only consumer discretionary and materials, riding the potential for a positive impact to earnings from the aggressive Fed, managed a gain for the year. While the nineties delivered spectacular returns, the new millennium has proved to be a more challenging period for common stocks, thus far.

The Bond Market Continued a Remarkable Climb

In contrast to poor performance in the equity markets for much of the year, 2001 was another fantastic year for bonds. As the economy slowed and slipped into recession, ratcheting down corporate earnings, investors sought the relative safety of bonds. The Federal Reserve, in an attempt to cushion economic damage, was very aggressive, providing 11 interest rate cuts in twelve months, propelling the bond market higher.

The yield curve steepened dramatically throughout the year in response to Fed action. This steepening was further accentuated by a “flight to quality” following the terrorist attacks of September 11. In fact, by October 30th, the yield on the 2-year Treasury was at a 25-year low. For much of the year, the longer end of the market lagged shorter term Treasuries, as investors -- ever watchful for inflation -- feared that the Fed and Congress were being overly stimulative with interest rates and tax cuts. However, a surprise Halloween announcement from the Treasury Department, suspending 30-year bond issuance, finally brought longer-term rates down as well.

As much as there was good news for bond investors, there were many challenges, as well. As the economy slowed, many companies that had leveraged their balance sheets during the strong economy of the mid-nineties found that declining revenues caused great pressure on their ability to honor their debt

Letter to Shareholders (continued)

obligations. Many well-known companies found their credit ratings diminished and investor concern about their future greatly expanded. As a result, there was an unusually large spread among bond sectors with high quality issues providing the best performance.

Toward the end of 2001, signs of economic recovery triggered a reversal in the bond market. Beginning in November, we got a taste of what a little “good news” can do. While stock market investors celebrated military successes in Afghanistan and an economic recovery ahead, bonds declined. The declines continued in December, washing away earlier hopes for double-digit returns in the bond market for the year.

The past year has reminded all investors that managing risk through different asset classes provides reduced volatility in a period of unstable capital markets.

Diversification Remains Important

An environment like the past twelve months offers many reasons for building a diversified portfolio rather than trying to predict the market’s movements. An exposure to various types of investments should remain an important component of a well-balanced portfolio. It is important that you consult with your financial advisor to develop a strategy that will support your long-term objectives.

Thank you for your continued investment in Evergreen Funds.

Sincerely,

William M. Ennis
President and CEO
Evergreen Investment Company, Inc.

Dennis H. Ferro
Chief Investment Officer
Evergreen Investment Management Company

EVERGREEN VARIABLE ANNUITY TRUST
Evergreen VA Masters Fund
Fund at a Glance as of December 31, 2001

”Despite the many market challenges of 2001, we believe that economic fundamentals remain strong and that the U.S. economy is poised to enter a period of recovery in 2002.”

PERFORMANCE & RETURNS1

Portfolio Inception Date:
1/29/1999

Average Annual Returns

1 year
-15.84%

Since Portfolio Inception
1.41%

12-month capital gains distribution per share	$0.02

LONG TERM GROWTH

Comparison of a $10,000 investment in Evergreen VA Masters Fund1 versus a similar investment in the Standard & Poor’s 500 Index (S&P 500) and the Consumer Price Index (CPI).

The S&P 500 is an unmanaged market index which does not include transaction costs associated with buying and selling securities or any mutual fund expenses. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.

1 Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Performance includes the reinvestment of income dividends and capital gains distributions.

The fund’s investment objective is non-fundamental and may be changed without the vote of the fund’s shareholders.

Foreign investments may contain more risk due to the inherent risks associated with changing political climates, foreign market instability and foreign currency fluctuations.

Smaller capitalization stock investing may offer the potential for greater long term results, however, it is also generally associated with greater price volatility due to the higher risks of failure.

All data is as of December 31, 2001 and subject to change.

EVERGREEN VARIABLE ANNUITY TRUST
Evergreen VA Masters Fund
Portfolio Manager Interview*

How did the fund perform?

For the twelve-month period ended December 31, 2001, the Evergreen VA Masters Fund returned -15.84%. In comparison, the S&P 500 Index returned -11.87%, for the same period.

Portfolio Characteristics
(as of 12/31/2001)

Total Net Assets	$34,739,368

Number of Holdings	708

P/E Ratio	18.3x

Top 5 Sectors
(as a percentage of 12/31/2001 net assets)

Information Technology	20.5%

Financials	15.8%

Consumer Discretionary	13.8%

Healthcare	12.1%

Energy	10.8%

Top 10 Holdings
(as a percentage of 12/31/2001 net assets)

VeriSign, Inc.	1.9%

Devon Energy Corp.	1.5%

Apache Corp.	1.5%

Microsoft Corp.	1.4%

Echostar Communications Corp., Class A	1.4%

CSG Systems International, Inc.	1.4%

EOG Resources, Inc.	1.3%

Pfizer, Inc.	1.3%

Cytyc Corp.	1.1%

General Electric Corp.	1.1%

Portfolio Management

Evergreen Team
Tenure: January 1999

The fiscal year ended December 31, 2001 was challenging for stock investors, as lower corporate earnings and a declining economy had a negative impact on stocks of every type and in virtually every economic sector. While all stocks struggled during the year, value stocks in general outperformed growth stocks. During this difficult period, we maintained our investment approach of purchasing good companies that are “on sale.” While we select stocks on an individual basis, most of the portfolio’s holdings clustered in three broad sectors -- financial, consumer discretionary and information technology.

* This discussion represents the Evergreen Team’s portion of the VA Masters Fund Portfolio.

EVERGREEN VARIABLE ANNUITY TRUST
Evergreen VA Masters Fund
Portfolio Manager Interview*

As a group, financial stocks, which were overweighted in the portfolio, were among the best performers. While interest rates were relatively high at the beginning of the period, they declined dramatically in 2001. Financial stocks benefited from the downward trend in interest rates. In the financial sector, we favored insurance companies, which fell sharply in the aftermath of the events of September 11 but rallied strongly in subsequent weeks. We also emphasized savings and loans and commercial banks, such as First Tennessee National, Southtrust and Norfolk Bancorp. These financial institutions serve consumers and businesses, and they benefited from extensive refinancing activity in a declining interest-rate environment. The portfolio’s money management and brokerage firms also contributed to performance.

At the beginning of the fiscal year, we began increasing the portfolio’s exposure to consumer discretionary stocks, which tend to do well during times of economic recovery. While the economy was weak when we began buying these stocks, we were optimistic that lower interest rates, tax rebates and cheaper energy prices would stimulate economic growth. Retailers, media companies and leisure companies were areas of emphasis in this sector. Retailing stocks were hurt by the events of September 11, but many rebounded by the end of the year. The portfolio’s media holdings included broadcast, cable television and advertising companies. A steep fall-off in advertising revenues resulted in a sharp decline in the valuations of media stocks, therefore, there were many companies in this sector that met our “value” criteria. An example is Lamar Advertising, a leading billboard company, that we believe has the potential to outperform when economic growth accelerates. In general, leisure companies were severely affected by the events of September 11, and the portfolio’s leisure holdings, such as Carnival Cruise Lines, were no exception. In the weeks following September 11, consumer discretionary stocks rebounded nicely. As a result, they contributed to the portfolio’s performance.

A slowdown in corporate capital spending had a negative effect on technology stocks for most of the year, but certain technology stocks rallied strongly during the fourth quarter. This upturn in technology stocks aided the portfolio’s return.

In other sectors, the portfolio benefited from a relatively small, but overweighted, position in defense stocks, which were buoyed by an increase in the defense budget. An underweighting in energy stocks was positive for the portfolio, because lower energy prices had the effect of reducing revenues and earnings on energy companies. As a result energy stocks performed poorly.

Several factors, including military success in Afghanistan, stronger than expected automobile and housing sales and an increasing consensus that the fourth quarter of 2001 marked the low point in the economy, led to a market recovery in the last three months of 2001. While the recovery was encouraging, we are cautious about the intermediate-term outlook for the market. We have already seen the broad market averages pull back from their year-end highs. We are circumspect about investors’ eagerness to embrace the “fallen angels” that were casualties of the recent retrenchment in technology stocks. History has shown that the leaders of one bull market cycle are usually not the leaders of a new bull market. We believe that, while monetary and fiscal stimulus will work, the economic slowdown may be more prolonged than investors anticipate. In 2002, we expect to see more of a balance between the performance of growth stocks and value stocks. We also think that stock performance in general will be more in line with historical returns in the 7% to 10% range. While the value strategy may continue to do well, it may not produce the same significant performance advantage it generated over the growth strategy in 2000 and 2001. The performance of value stocks could be more subdued in 2002. We believe the portfolio’s existing policy, strategy and tactics are appropriate for the economic and market environment ahead.

* This discussion represents the Evergreen Team’s portion of the VA Masters Fund Portfolio.

EVERGREEN VARIABLE ANNUITY TRUST
Evergreen VA Masters Fund
Portfolio Manager Interview*

Portfolio Management

MFS Team
Tenure: January 1999

The global financial markets in 2001 struggled through one of the worst performance periods in recent memory. Economic growth slowed sharply in all of the major regions in the world and the U.S. economy’s unprecedented 10-year period of economic expansion came to a close. The events of September 11 will be remembered as the year’s defining moment from both an economic and human perspective. Leading up to this tragic day, however, markets around the world were already struggling amid weakened economic indicators and depressed corporate profits. The initial weeks following the terrorist attacks saw considerable market volatility, investor uncertainty, and surging trading volumes. Yet, the sheer resiliency of the financial markets, coupled with decisive action by worldwide central banks, helped prevent further financial deterioration. Interest rate cuts by the U.S. Federal Reserve (11 cuts in 2001), the Euro Central Bank, and the Bank of England, as well as fiscal stimulus and liquidity injections, helped investors regain confidence shortly after the attacks. By mid-October, most of the world’s stock markets had returned to pre-attack price levels and the fourth quarter saw the return of stock market gains, which may set the stage for global economic recovery later in 2002.

In the U.S., 2001 marked a return to recession for the U.S. economy. Almost all economic indicators weakened for the year. Most notably, the GDP growth rate in the third quarter was 1.3% and the unemployment rate increased from a thirty-year low of 3.9% in October 2000 to 5.8% in December 2001. However, recent economic data indicate that the long decline in the manufacturing sector may be approaching an end and the pace of job losses appears to be slowing. Other factors supporting an economic recovery in 2002 include declining energy prices and stronger consumer and business sentiment concerning the future.

The third quarter GDP growth rate was revised downward to 1.3%, as the business-led slowdown and the effects of September 11 combined to produce the lowest growth rate for the U.S. economy since the beginning of 1991. The major contributors to the decrease in growth in the third quarter were exports, nonresidential fixed investment, and private inventory investments. During the period, real exports of goods and services decreased 18.8% and real imports of goods and services decreased 13%, representing sharp declines from the second quarter. Consumption and durable consumption growth rates were positive for the third quarter, but much lower than in the second quarter.

Consumer spending during the very important holiday season was mixed in December, as sales jumped for discount chains but came in generally weak for department stores. Discount chains benefited due to job loss and recession fears among consumers, while unseasonably warm weather hit department store and clothing retailers. Sales of home audio and video equipment were particularly strong this season. During the week of December 16th through December 22nd, some categories of consumer electronics products doubled, or even tripled, in unit sales growth compared to the same period last year. Housing sales also continued to be strong with sales of new homes rising 6.4% in November to an annualized rate of 934,000 units. The Consumer Confidence Index jumped to 93.7 in December from 84.9 in November. The forward-looking Expectation Index also rose sharply from 77.3 in November to 91.5 in December, as consumers began to appear more optimistic with respect to future economic prospects.

The U.S. unemployment rate rose to 5.8% in December. This is the highest unemployment rate in the U.S. economy since May 1995. Job losses

* This discussion represents the MFS Team’s portion of the VA Masters Fund Portfolio.

EVERGREEN VARIABLE ANNUITY TRUST
Evergreen VA Masters Fund
Portfolio Manager Interview*

continued to trend upward in the important manufacturing area with the largest losses occurring in the electronic equipment, industrial machinery, and transportation equipment industries. During 2001, the manufacturing sector shed 1.3 million jobs, approximately 7% of the manufacturing workforce. The number of job cuts, however, appears to be slowing, pointing to a possible stabilization in a labor market that has seen the number of unemployed increase by 2.6 million in 2001. Job growth in the services sectors and among government entities partially offset the employment decline in December, with the health services and education areas posting the largest employment gains during the month.

Despite the many market challenges of 2001, we believe that economic fundamentals remain strong and that the U.S. economy is poised to enter a period of recovery in 2002. While the U.S. stock market has performed strongly over the most recent quarter, we would caution that economic recovery is more likely to come later in 2002.

Most of the overvaluation has now been wrung out of the equity market. This has led to increasingly attractive valuations for many stocks across sectors and industries. In our opinion, the S&P 500 is now roughly 10% undervalued. This includes the period of upward momentum seen in the equity markets since the end of September. As a result, we feel that there are significantly more buying opportunities in today’s market than at any other time in recent memory.

U.S. corporations have responded to the slowdown in earnings growth with aggressive cost-cutting measures. Many companies have re-examined their cost structures, cut inventories, and restructured their workforces. Equity investors could ultimately benefit from these efforts because many companies are now more strongly positioned for increased profitability.

There has been a significant amount of fiscal and monetary stimulus injected into the economy over the past year. This includes 11 Federal Reserve interest rate cuts and a tax-relief package. These measures could eventually lead to a stronger U.S. economy.

Lower energy prices and falling inventory levels also suggest that a rebound in economic activity is forthcoming. Prices for crude oil are roughly one-third below the levels seen a year ago. Our research indicates that future prices seem likely to remain at or near current levels barring any unforeseen crisis. This could translate into a sizable increase in cash flow for consumers and corporations around the world.

Portfolio Management

Oppenheimer Team
Tenure: January 1999

While we are never satisfied with negative returns the fund produced for the one-year period ended December 31, 2001, we are nonetheless pleased that the fund performed relatively well in what proved to be one of the most difficult and volatile investing environments to date.

As quantitative managers using a highly disciplined investment approach, we carefully evaluate the measurable track records and prospects of individual, large-cap companies. While we also look at economic and market trends, our primary focus is on individual stocks. In fact, for over 20 years, our team has utilized sophisticated quantitative investment models that enable us to process large amounts of information for approximately 2000 stocks.

This unwavering focus is one of the key strengths of our quantitative approach. It helps us remove emotion and “market noise” from the investment process, enabling us to focus objectively and

* This discussion represents the Oppenheimer Team’s portion of the VA Masters Fund Portfolio.

EVERGREEN VARIABLE ANNUITY TRUST
Evergreen VA Masters Fund
Portfolio Manager Interview*

exclusively on identifying the individual stocks that we think have the greatest potential for attractive returns.

Two primary indications developed in our models over the last year, which were implemented in the construction of our portfolio and helped our performance. First our capitalization model tended to favor smaller capitalization stocks. As a result, we lowered the fund’s weighted average market capitalization from 102% of the S&P 500 Index at the start of the twelve-month period to 83% at the end. Second, our stock ranking models awarded higher scores to stocks in industries that are less vulnerable to weak economic conditions.

Our stock selection model recommended a relatively large number of companies in defensive or less economically sensitive market sectors such as healthcare, consumer staples and utilities. These types of companies tend to hold up better than other groups, such as technology, during market downturns because consumers need their products and services regardless of the state of the economy or stock market. Increased exposure to these defensive areas generally helped the fund’s performance. Another benefit to the fund’s performance was our decision to reduce the portfolio weighting of our technology holdings. Since January 2001, we have owned fewer technology stocks than our benchmark, the S&P 500 Index. The energy sector, however, in which we maintained a sizeable allocation, gave back some of its gains late in the period, when prices fell.

Our models have continued to assign high rankings to attractively priced stocks of relatively smaller companies. In terms of industry groups, energy companies and utilities have received the highest scores. The healthcare group has also scored well. On the other hand, the technology sector has continued to receive generally low scores. These results suggest that the fund is likely to remain defensively positioned.

We are confident that our quantitative approach will continue to help us objectively identify attractive stocks in the large-cap segment of the stock market, regardless of short-term fluctuations in investor sentiment.

Portfolio Management

Putnam Growth Team
Tenure: January 1999

Any retrospective on the year 2001 must by nature be divided into two distinct periods: before and after the events of September 11. Yet, it is surprising how quickly the U.S. equity market staged a powerful rebound from its post-attack lows.

In the first half of 2001, the Federal Reserve Board attempted to steer the U.S. economy clear of recession, cutting interest rates six times in one of the fastest and most aggressive easing cycles in Fed history. Though meant to spark growth, the rapidity and depth of the cuts aroused greater concern about the health of the economy. Economic data pointed to ongoing slowdowns in manufacturing; much of the surplus manufacturing capacity remained in the technology sector.

The U.S. equity market experienced extreme volatility, particularly in the first quarter. It regained some of its footing early in the second quarter, only to lose its bearings once again as pre-announcements of earnings disappointments coupled with economic uncertainty. The technology bear market persisted throughout the first quarter, but April brought a dramatic rotation to small- and mid-cap stocks. The S&P 500 and Nasdaq indexes surged as investors shifted to cyclical areas that could benefit from lower rates and improved consumer confidence. In May,

* This discussion represents the Oppenheimer Team’s portion of the VA Masters Fund Portfolio.

EVERGREEN VARIABLE ANNUITY TRUST
Evergreen VA Masters Fund
Portfolio Manager Interview*

investors retreated and market favor shifted to value stocks. By the end of June, investors were reacting to any hint of good or bad news, re-igniting market volatility.

In the third quarter, the bear market fiercely reasserted itself even before September 11. While some experts thought the Fed’s continued aggressive easing could help avert a recession, the equity markets continued to slide on disappointing corporate profit reports and mixed economic data. The terrorist attacks made a bad environment much worse, forcing a four-day shutdown of the New York Stock Exchange and a dramatic plummet in stock prices upon re-opening. The Fed’s off-schedule 50-basis-point rate cut upon the resumption of trading combined with the Bush Administration’s announcement of plans for economic stimulus could not stem the plunge as the Nasdaq, the Dow, and the S&P 500 lost 16%, 14% and 12%, respectively, over the first post-tragedy week. Trading volume skyrocketed as investors dumped travel and leisure stocks, particularly airlines. Investors sought refuge in value-oriented stocks and investment-grade bonds. A stock market rally in the final week of September could not prevent the third quarter from ending as the worst quarter for stocks since 1987.

The U.S. equity market dramatically rallied in the fourth quarter in the face of an ongoing and potentially protracted war, fears of more terrorist actions, rising unemployment, and the official declaration that the economy had, in fact been, in a recession since the spring. Stimulative monetary and fiscal policies, declining oil prices, military progress from Afghanistan, and revitalized consumption in the wake of patriotic calls to support the U.S. economy caused investors to turn optimistic. This positive turn of events was viewed as being able to help stem the recession while potentially laying the groundwork for a recovery. Investors returned to the equity market and by mid-October the Nasdaq and S&P 500 had surpassed their pre-September 11 levels.

The dramatic fourth-quarter turnaround does not, however, mask the fact that the equity market lost ground for the year as a whole. The S&P 500 was down 12%, the Dow fell 5%, and the Nasdaq tumbled 21%.

A significant amount of underperformance stemmed from weakness in the technology sector, especially stock selection in and an overweighting of the software industry (Siebel, BEA Systems, Veritas). Software is generally an area that maintains its strength -- even in a weak economy -- due to the high return-on-investment associated with a customer’s investment in technology. The past year, however, the U.S. economic downturn was severe enough to prompt companies to cut even these high return-on-investment purchases, resulting in an unexpected and steep drop off in software demand. The communications services sector also detracted from performance, especially in the telecommunications area which, while underweight in the fund, was hard hit in 2001, particularly the area’s largest holding (Qwest). The fund also lost ground in the financial sector, both in banking and in investment banking/brokerage where a decreased number of mergers and acquisitions, initial public offerings, and trading volumes damaged business.

We believe that the rebound in global equity markets since mid-September heralds the onset of a healthier investment climate for stocks in 2002. Prospects for a U.S.-led upturn in economic growth appear to be improving, which should lead to a recovery in corporate profits. Measures of market volatility have returned to pre-crisis levels from the extreme heights recorded in mid-September and cyclical sectors such as consumer cyclicals and technology stocks have led the market rally.

On an individual company level, we continue to believe that the best-performing stocks will be those that offer a combination of earnings growth and financial stability. We determine sector allocation through our bottom-up stock selection process, where we seek to invest in strong

* This discussion represents the Putnam Team’s portion of the VA Masters Fund Portfolio.

EVERGREEN VARIABLE ANNUITY TRUST
Evergreen VA Masters Fund
Portfolio Manager Interview*

growing companies with excellent prospects. The fund’s positioning, while driven by our bottom-up process, includes overweights in healthcare and technology and underweights in energy and telecommunications services.

Looking ahead, we will overweight healthcare (healthcare services, pharmaceuticals, and medical technology) and technology (electronics, communications equipment, and software). While underweighting energy and communications services, we will focus on oil and gas and regional Bell operating companies and cellular wireless stocks, respectively.

* This discussion represents the Putnam Team’s portion of the VA Masters Fund Portfolio.

EVERGREEN VARIABLE ANNUITY TRUST
Evergreen VA Masters Fund
Financial Highlights
(For a share outstanding throughout each period)

	Year Ended December 31,
	2001	2000	1999 (a) #

Net asset value, beginning of period	$11.09	$12.58	$10.00

Income from investment operations

Net investment income	0 **	0 **	0.01

Net realized and unrealized gains or losses on securities and foreign currency related transactions	(1.76)	(0.34)	2.74

Total from investment operations	(1.76)	(0.34)	2.75

Distributions to shareholders from

Net investment income	0 **	0	(0.01)

Net realized gains	(0.02)	(1.15)	(0.16)

Total distributions to shareholders	(0.02)	(1.15)	(0.17)

Net asset value, end of period	$9.31	$11.09	$12.58

Total return*	(15.84%)	(3.06%)	27.58%

Ratios and supplemental data

Net assets, end of period (thousands)	$34,739	$37,268	$18,873

Ratios to average net assets
Expenses‡	1.00%	1.01%	1.00%†

Net investment income	0.05%	0.02%	0.15%†

Portfolio turnover rate	74%	85%	83%

(a) For the period from January 29, 1999 (commencement of operations) to December 31, 1999.

* Total return does not reflect charges attributable to your insurance company’s separate account.

** Amount represents less than $0.01 per Fund share.

‡ The ratio of expenses to average net assets excludes expense reductions but includes fee waivers.

# Net investment income is based on average shares outstanding during the period.

† Annualized.

See Notes to Financial Statements.

EVERGREEN VARIABLE ANNUITY TRUST
Evergreen VA Masters Fund
Schedule of Investments
December 31, 2001

	Shares	Value

COMMON STOCKS - 95.7%
CONSUMER DISCRETIONARY - 13.7%
Auto Components - 0.5%
CLARCOR, Inc.	4,000	$108,600
Delphi Automotive Systems Corp.	300	4,098
Johnson Controls, Inc.	600	48,450
Lear Corp. *	200	7,628
Visteon Corp.	100	1,504
170,280
Automobiles - 0.5%
Ford Motor Co.	2,249	35,354
General Motors Corp.	700	34,020
Harley-Davidson, Inc.	1,700	92,327
United Rentals, Inc. *	100	2,270
163,971
Distributors - 0.0%
Arrow Electronics, Inc. *	100	2,990
Tech Data Corp. *	100	4,328
7,318
Hotels, Restaurants & Leisure - 1.3%
Applebee’s International, Inc.	100	3,420
Brinker International, Inc. *	450	13,392
Carnival Corp., Class A	1,300	36,504
CEC Entertainment, Inc. *	100	4,339
Darden Restaurants, Inc.	1,400	49,560
Fortune Brands, Inc.	100	3,959
Gtech Holdings, Corp. *	200	9,058
Harrahs Entertainment, Inc. *	1,190	44,042
Hilton Hotels Corp.	6,400	69,888
Mandalay Resort Group *	100	2,140
Marriott International, Inc., Class A	1,250	50,812
McDonald’s Corp.	500	13,235
Park Place Entertainment Corp. *	2,950	27,052
Royal Caribbean Cruises, Ltd.	400	6,480
Ruby Tuesday, Inc.	600	12,378
Starbucks Corp. *	4,300	81,915
Starwood Hotels & Resorts	300	8,955
Wendy’s International, Inc.	300	8,751
WMS Industries, Inc. *	100	2,000
447,880
Household Durables - 1.0%
Black & Decker Corp.	900	33,957
Centex Corp.	200	11,418
KB Home	400	16,040
Lennar Corp.	100	4,682
Mohawk Industries, Inc. *	3,100	170,128
NVR, Inc. *	100	20,400
Ryland Group, Inc.	100	7,320
Stanley Works	100	4,657
Toll Brothers, Inc. *	2,000	87,800
Whirlpool Corp.	100	7,333
363,735

EVERGREEN VARIABLE ANNUITY TRUST
Evergreen VA Masters Fund
Schedule of Investments (continued)
December 31, 2001

	Shares	Value

COMMON STOCKS - continued
CONSUMER DISCRETIONARY - continued
Internet & Catalog Retail - 0.0%
CDW Computer Centers, Inc. *	100	$5,371
Insight Enterprises, Inc. *	100	2,460
7,831
Leisure Equipment & Products - 0.8%
Acclaim Entertainment, Inc. *	400	2,120
Activision, Inc. *	150	3,901
Brunswick Corp.	2,300	50,048
Eastman Kodak Co.	800	23,544
Electronic Arts, Inc. *	983	58,931
Hasbro, Inc.	200	3,246
Mattel, Inc.	1,000	17,200
Polaris Industries, Inc.	2,000	115,500
274,490
Media - 5.6%
AOL Time Warner, Inc. *	4,357	139,860
Charter Communications, Inc. *	7,500	123,225
Clear Channel Communications, Inc. *	800	40,728
Comcast Cable Communications Corp., Class A *	300	10,800
Cox Radio, Inc., Class A *	2,200	56,056
Direct Focus, Inc. *	100	3,120
Echostar Communications Corp., Class A *	17,760	487,867
Emmis Broadcasting Corp., Class A *	800	18,912
Getty Images, Inc. *	3,150	72,387
Havas Advertising	137	993
Hispanic Broadcasting Corp. *	100	2,550
Knight-Ridder, Inc.	100	6,493
Lamar Advertising Co., Class A *	3,000	127,020
Liberty Media Corp. *	4,000	56,000
Martha Stewart Living Omnimedia, Inc. *	3,300	54,285
McGraw-Hill Companies, Inc.	1,700	103,666
New York Times Co., Class A	1,040	44,980
Reader’s Digest Association, Inc., Class A	200	4,616
RR Donnelley Corp. *	100	2,905
Scholastic Corp. *	3,762	189,342
TMP Worldwide, Inc. *	200	8,580
Univision Communications, Inc., Class A *	2,000	80,920
USA Networks, Inc. *	200	5,462
Viacom, Inc., Class B *	3,434	151,611
Walt Disney Co.	6,900	142,968
1,935,346
Multi-line Retail - 2.0%
BJ’s Wholesale Club, Inc. *	500	22,050
Chico’s FAS, Inc. *	100	3,970
Childrens Place Retail Stores, Inc. *	100	2,715
Costco Wholesale Corp. *	2,200	97,636
Dillards, Inc., Class A	200	3,200
Family Dollar Stores, Inc.	2,380	71,352
Federated Department Stores, Inc. *	200	8,180
Kohl’s Corp. *	1,660	116,930
May Department Stores Co.	300	11,094
Neiman Marcus Group, Class A *	800	24,856

EVERGREEN VARIABLE ANNUITY TRUST
Evergreen VA Masters Fund
Schedule of Investments (continued)
December 31, 2001

	Shares	Value

COMMON STOCKS - continued
CONSUMER DISCRETIONARY - continued
Multi-line Retail - continued
Sears, Roebuck & Co.	900	$42,876
Target Corp.	700	28,735
Wal-Mart Stores, Inc.	4,672	268,874
		702,468
Specialty Retail - 1.6%
Abercrombie & Fitch Co., Class A *	300	7,959
American Eagle Outfitters, Inc. *	200	5,234
AutoNation, Inc. *	100	1,233
Autozone, Inc. *	700	50,260
Bed Bath & Beyond, Inc. *	400	13,560
Blockbuster, Inc.	200	5,040
Borders Group, Inc. *	100	1,984
Christopher & Banks Corp. *	300	10,275
Electronics Boutique Holdings Corp. *	100	3,994
Foot Locker, Inc. *	600	9,390
Gap, Inc.	3,300	46,002
Hollywood Entertainment Corp. *	100	1,429
Home Depot, Inc.	1,450	73,965
Hot Topic, Inc. *	300	9,417
Intimate Brands, Inc., Class A	200	2,972
Lowe’s Companies, Inc.	2,500	116,025
Men’s Wearhouse, Inc. *	100	2,065
Michaels Stores, Inc. *	200	6,590
Office Depot, Inc. *	300	5,562
RadioShack Corp.	2,000	60,200
Staples, Inc. *	800	14,960
Talbots, Inc.	300	10,875
TJX Companies, Inc.	2,000	79,720
Too, Inc. *	128	3,520
Williams Sonoma, Inc. *	600	25,740
		567,971
Textiles & Apparel - 0.4%
Coach, Inc. *	198	7,718
Jones Apparel Group, Inc. *	1,500	49,755
Liz Claiborne, Inc.	200	9,950
Nike, Inc., Class B	200	11,248
Ross Stores, Inc.	400	12,832
Tommy Hilfiger Corp. *	100	1,375
V.F. Corp.	870	33,939
		126,817
CONSUMER STAPLES - 4.5%
Beverages - 0.7%
Anheuser-Busch Companies, Inc.	500	22,605
Coca-Cola Co.	1,200	56,580
Pepsi Bottling Group, Inc.	2,800	65,800
PepsiCo., Inc.	2,047	99,668
		244,653
Food & Drug Retailing - 1.5%
Albertsons, Inc.	400	12,596
CVS Corp.	7,800	230,880
Duane Reade, Inc. *	100	3,035
Fleming Companies, Inc.	400	7,400

EVERGREEN VARIABLE ANNUITY TRUST
Evergreen VA Masters Fund
Schedule of Investments (continued)
December 31, 2001

	Shares	Value

COMMON STOCKS - continued
CONSUMER STAPLES - continued
Food & Drug Retailing - continued
Kroger Co. *	7,200	$150,264
Rite Aid Corp. *	3,700	18,722
Safeway, Inc. *	500	20,875
SYSCO Corp.	1,555	40,772
Walgreen Co.	400	13,464
Whole Foods Market, Inc. *	100	4,356
Winn-Dixie Stores, Inc.	100	1,425
503,789
Food Products - 0.8%
Archer-Daniels Midland Co.	935	13,417
Campbell Soup Co.	800	23,896
Conagra, Inc.	900	21,393
Del Monte Foods Co. *	3,040	25,871
Dole Food Company, Inc.	100	2,683
Hershey Foods Corp.	200	13,540
Kraft Foods, Inc., Class A	3,300	112,299
Sara Lee Corp.	1,065	23,675
Tyson Foods, Inc., Class A	500	5,775
Unilever NV	500	28,805
W.M. Wrigley Junior Co.	400	20,548
291,902
Household Products - 0.1%
American Greetings Corp., Class A	100	1,378
Procter & Gamble Co.	500	39,565
40,943
Personal Products - 0.8%
Avon Products, Inc.	1,900	88,350
Colgate-Palmolive Co.	1,100	63,525
Dial Corp.	100	1,715
Estee Lauder Companies, Inc., Class A	3,600	115,416
Gillette Co.	400	13,360
International Flavors & Fragrances, Inc.	100	2,971
285,337
Tobacco - 0.6%
Philip Morris Companies, Inc.	3,900	178,815
R.J. Reynolds Tobacco Holdings, Inc.	600	33,780
Universal Corp.	100	3,641
UST, Inc.	100	3,500
219,736
ENERGY - 10.8%
Energy Equipment & Services - 1.7%
Aquila, Inc. *	300	5,130
Baker Hughes, Inc.	200	7,294
Cooper Cameron Corp. *	1,300	52,468
ENSCO International, Inc.	300	7,455
GlobalSantaFe Corp.	2,499	71,271
Grant Pride, Inc. *	4,000	46,000
Halliburton Co.	900	11,790
Helmerich & Payne, Inc.	100	3,338

EVERGREEN VARIABLE ANNUITY TRUST
Evergreen VA Masters Fund
Schedule of Investments (continued)
December 31, 2001

	Shares	Value

COMMON STOCKS - continued
ENERGY - continued
Energy Equipment & Services - continued
Nabors Industries, Inc. *	100	$3,433
Noble Drilling Corp. *	9,694	329,984
Rowan Co., Inc. *	100	1,937
Schlumberger, Ltd.	100	5,495
Transocean Sedco Forex, Inc.	400	13,528
Varco International, Inc. *	200	2,996
Weatherford International, Inc. *	1,020	38,005
600,124
Oil & Gas - 9.1%
Amerada Hess Corp.	300	18,750
Anadarko Petroleum Corp.	800	45,480
Apache Corp.	10,499	523,665
Ashland, Inc.	200	9,216
Baytex Energy, Ltd. *	800	2,196
Burlington Resources, Inc.	2,200	82,588
Canadian 88 Energy Corp. *	5,200	5,878
Canadian Natural Resources, Ltd.	1,100	26,465
Chesapeake Energy Corp. *	100	661
ChevronTexaco Corp.	1,047	93,822
Compton Petroleum Corp. *	2,000	5,275
Conoco, Inc.	1,400	39,620
Devon Energy Corp.	13,850	535,303
EOG Resources, Inc.	11,600	453,676
Exxon Mobil Corp.	4,320	169,776
Frontier Oil Corp.	1,500	24,960
Houston Exploration Co. *	5,154	173,071
Kerr-McGee Corp.	1,800	98,640
Murphy Oil Corp.	1,800	151,272
Newfield Exploration Co. *	10,274	364,830
Occidental Petroleum Corp.	1,600	42,448
Pancanadian Energy Corp. *	100	2,594
Paramount Resources, Ltd. *	1,000	8,855
Phillips Petroleum Co.	620	37,361
Rio Alto Exploration, Ltd. *	500	5,872
Royal Dutch Petroleum Co.	2,145	105,148
Stone Energy Corp. *	100	3,950
Sunoco, Inc.	400	14,936
Talisman Energy, Inc.	700	26,597
Tesoro Petroleum Corp. *	200	2,622
Tidewater, Inc.	550	18,645
Tom Brown, Inc. *	900	24,309
Unocal Corp.	800	28,856
USX-Marathon Group	600	18,000
Valero Energy Corp.	100	3,812
3,169,149
FINANCIALS - 15.8%
Banks - 4.4%
Associated Banc Corp.	737	26,009
Astoria Financial Corp.	2,900	76,734
Bank of America Corp.	1,600	100,720
Bank of New York Co., Inc.	1,613	65,810

EVERGREEN VARIABLE ANNUITY TRUST
Evergreen VA Masters Fund
Schedule of Investments (continued)
December 31, 2001

	Shares	Value

COMMON STOCKS - continued
FINANCIALS - continued
Banks - continued
Bank One Corp.	1,000	$39,050
Bank United Corp. *	2,400	240
Banknorth Group, Inc.	100	2,252
BB&T Corp.	500	18,055
Charter One Financial, Inc.	2,294	62,282
Comerica, Inc.	1,900	108,870
Commerce Bancorp, Inc.	200	7,868
Commerce Bancshares, Inc.	2,100	81,879
Commercial Federal Corp.	100	2,350
Dime Bancorp, Inc.	500	10,854
Doral Financial Corp.	100	3,121
Fifth Third Bancorp	1,397	85,678
First Tennessee National Corp.	200	7,252
FleetBoston Financial Corp.	200	7,300
Golden State Bancorp, Inc.	700	18,305
Golden West Financial Corp.	400	23,540
Greater Bay Bancorp	3,500	100,030
Greenpoint Financial., Corp.	400	14,300
Hibernia Corp., Class A	200	3,558
Huntington Bancshares, Inc.	2,425	41,686
KeyCorp	500	12,170
Mellon Financial Corp.	600	22,572
National City Corp.	1,000	29,240
New York Community Bancorp, Inc.	100	2,287
North Fork Bancorp, Inc.	4,260	136,278
Pacific Century Financial Corp.	1,900	49,191
PNC Financial Services Group	500	28,100
SouthTrust Corp.	2,200	54,274
Suntrust Banks, Inc.	800	50,160
TCF Financial Corp.	100	4,798
U.S. Bancorp	227	4,751
UnionBancal Corp.	100	3,800
Washington Mutual, Inc.	1,150	37,605
Webster Financial Corp.	200	6,306
Wells Fargo & Co.	1,798	78,123
Wilmington Trust Corp.	1,500	94,965
1,522,363
Diversified Financials - 7.1%
Affiliated Managers Group, Inc. *	200	14,096
American Express Co.	1,100	39,259
AmeriCredit Corp. *	500	15,775
Bear Stearns Companies, Inc.	2,000	117,280
Capital One Financial Corp.	1,877	101,264
Citigroup, Inc.	6,533	329,786
Countrywide Credit Industries, Inc.	1,600	65,552
Crane Co.	2,500	64,100
E Trade Group, Inc. *	200	2,050
Fannie Mae	2,720	216,240
Federated Investors, Inc., Class B	100	3,188
Freddie Mac	900	58,860
GATX Corp.	2,000	65,040
Global Payments, Inc.	728	25,043

EVERGREEN VARIABLE ANNUITY TRUST
Evergreen VA Masters Fund
Schedule of Investments (continued)
December 31, 2001

	Shares	Value

COMMON STOCKS - continued
FINANCIALS - continued
Diversified Financials - continued
Goldman Sachs Group, Inc.	500	$46,375
Household International, Inc.	2,680	155,279
IndyMac Bancorp, Inc. *	100	2,338
Instinet Group, Inc. *	2,840	28,542
J.P. Morgan Chase & Co.	1,900	69,065
John Hancock Financial Services, Inc.	500	20,650
Knight Trading Group, Inc. *	100	1,102
Legg Mason, Inc.	3,000	149,940
Lehman Brothers Holdings, Inc.	2,760	184,368
MBNA Corp.	3,132	110,246
Merrill Lynch & Co., Inc.	100	5,212
Metris Companies, Inc.	500	12,855
Moody’s Corp.	200	7,972
Morgan Stanley Dean Witter & Co.	2,674	149,584
Neuberger-Berman, Inc.	825	36,218
Phoenix Companies, Inc. *	200	3,700
Principal Financial Group *	1,290	30,960
Providian Financial Corp. *	500	1,775
St. Joe Corp.	100	2,775
State Street Corp.	1,800	94,050
Stilwell Financial, Inc.	2,750	74,855
T. Rowe Price Group, Inc.	3,700	128,501
USA Education, Inc.	200	16,804
2,450,699
Insurance - 3.3%
Ace, Ltd.	4,073	163,531
AFLAC, Inc.	1,100	27,016
Allmerica Financial Corp.	710	31,631
Allstate Corp.	1,300	43,810
AMBAC Financial Group, Inc.	875	50,627
American International Group, Inc.	3,271	259,717
Arthur J. Gallagher & Co.	800	27,592
CIGNA Corp.	500	46,325
Cincinnati Financial Corp.	100	3,815
Fidelity National Financial, Inc.	550	13,640
First American Financial Corp.	100	1,874
Hartford Financial Services Group, Inc.	500	31,415
Jefferson Pilot Corp.	350	16,195
Lincoln National Corp.	500	24,285
Loew’s Corp.	100	5,538
Marsh & McLennan Co.	100	10,745
MBIA, Inc.	250	13,408
MetLife, Inc.	1,500	47,520
MGIC Investment Corp.	300	18,516
PartnerRe, Ltd.	390	21,060
PMI Group, Inc.	350	23,454
Progressive Corp.	200	29,860
Prudential Financial, Inc. *	350	15,368
Radian Group, Inc.	300	12,885
Reinsurance Group America, Inc.	100	3,328
RenaissanceRe Holdings, Ltd.	300	28,620
St. Paul Companies, Inc.	400	17,588
UnumProvident Corp.	200	5,302

EVERGREEN VARIABLE ANNUITY TRUST
Evergreen VA Masters Fund
Schedule of Investments (continued)
December 31, 2001

	Shares	Value

COMMON STOCKS - continued
FINANCIALS - continued
Insurance - continued
Willis Group Holdings, Ltd. *	4,150	$97,732
XL Capital, Ltd., Class A	790	72,174
1,164,571
Real Estate - 1.0%
Boston Properties, Inc. REIT	2,000	76,000
Equity Office Properties Trust REIT	500	15,040
Equity Residential Properties Trust REIT	200	5,742
Pulte Homes, Inc.	1,847	82,505
Simon Property Group, Inc. REIT	100	2,933
Weingarten Realty Investors, REIT	3,200	153,600
335,820
HEALTH CARE - 12.1%
Biotechnology - 1.9%
Alkermes, Inc. *	100	2,636
Amgen, Inc. *	650	36,686
Applera Corp.	5,300	208,131
Biogen, Inc. *	200	11,470
Chiron Corp. *	400	17,536
CV Therapeutics, Inc. *	100	5,202
Genentech, Inc. *	400	21,700
Genzyme Corp. *	3,500	209,510
Gilead Sciences, Inc. *	900	59,148
Immunex Corp. *	1,000	27,710
Incyte Pharmacuticals, Inc. *	200	3,912
Myriad Genetics, Inc. *	100	5,264
QLT Phototherapeutics, Inc. *	1,850	47,008
Sicor, Inc. *	200	3,136
Trimeris, Inc. *	100	4,497
Vertex Pharmaceuticals, Inc. *	100	2,459
666,005
Health Care Equipment & Supplies - 3.1%
Apogent Technology, Inc. *	3,700	95,460
Applera Corp. - Celera Genomics *	100	2,669
ArthroCare Corp. *	600	10,758
Baxter International, Inc.	960	51,485
Beckman Coulter, Inc.	1,500	66,450
Becton Dickinson & Co.	2,400	79,560
Cooper Companies, Inc.	100	4,998
Cytyc Corp. *	14,400	375,840
Hillenbrand Industries, Inc.	100	5,527
Medtronic, Inc.	2,050	104,980
Patterson Dental Co. *	100	4,093
Resmed, Inc. *	100	5,392
Saint Jude Medical, Inc. *	100	7,765
Stryker Corp.	100	5,837
Techne Corp. *	200	7,370
Unilab Corp. *	130	3,263
VISX, Inc. *	16,600	219,950
Zimmer Holdings, Inc. *	670	20,462
1,071,859

EVERGREEN VARIABLE ANNUITY TRUST
Evergreen VA Masters Fund
Schedule of Investments (continued)
December 31, 2001

	Shares	Value

COMMON STOCKS - continued
HEALTH CARE - continued
Health Care Providers & Services - 3.2%
AdvancePCS *	300	$8,805
Anthem, Inc. *	600	29,700
Apria Healthcare Group, Inc. *	100	2,499
Cardinal Health, Inc.	297	19,204
Caremark Rx, Inc. *	5,200	84,812
Community Health Systems *	100	2,550
Davita, Inc. *	4,333	105,942
Express Scripts, Inc., Class A *	100	4,676
First Health Group Corp. *	100	2,474
HCA-The Healthcare Corp.	2,730	105,214
Health Management Associates, Inc., Class A *	2,600	47,840
Health Net, Inc. *	200	4,356
HealthSouth Corp. *	8,700	128,934
Henry Schein, Inc. *	200	7,406
Humana, Inc. *	100	1,179
IMS Health, Inc.	9,700	189,247
Laboratory Corporation American Holdings Co. *	200	16,170
LifePoint Hospitals, Inc. *	100	3,404
Lincare Holdings, Inc. *	900	25,785
Manor Care, Inc. *	600	14,226
Mid Atlantic Medical Services, Inc. *	100	2,270
Oxford Health Plans, Inc. *	600	18,084
Pharmaceutical Product Development, Inc. *	200	6,462
Quest Diagnostics, Inc. *	200	14,342
Sybron Dental Specialties, Inc. *	700	15,106
Tenet Healthcare Corp. *	600	35,232
Trigon Healthcare, Inc. *	200	13,890
UnitedHealth Group, Inc.	2,362	167,159
Universal Health Services, Inc., Class B *	300	12,834
Wellpoint Health Networks, Inc., Class A *	300	35,055
1,124,857
Pharmaceuticals - 3.9%
Abbott Laboratories	300	16,725
Allergan, Inc.	1,525	114,451
American Home Products Corp.	1,078	66,146
Bristol-Myers Squibb Co.	600	30,600
Cima Labs, Inc. *	200	7,230
Eli Lilly & Co.	1,600	125,664
Forest Laboratories, Inc. *	100	8,195
ICN Pharmaceuticals, Inc.	100	3,350
IVAX Corp. *	525	10,574
Johnson & Johnson Co.	2,594	153,306
King Pharmaceuticals, Inc. *	1,000	42,130
Merck & Co., Inc.	1,400	82,320
Mylan Laboratories, Inc.	700	26,250
Pfizer, Inc.	10,998	438,270
Pharmacia Corp.	1,600	68,240
Schering-Plough Corp.	3,763	134,753
Sepracor, Inc. *	100	5,706
Taro Pharmaceutical Industries, Ltd. *	200	7,990
1,341,900

EVERGREEN VARIABLE ANNUITY TRUST
Evergreen VA Masters Fund
Schedule of Investments (continued)
December 31, 2001

	Shares	Value

COMMON STOCKS - continued
INDUSTRIALS - 10.2%
Aerospace & Defense - 1.5%
B.F. Goodrich Corp.	400	$10,648
Edo Corp.	700	18,515
Engineered Support Systems, Inc.	100	3,421
General Dynamics Corp.	1,200	95,568
General Motors Corp., Class H *	12,500	193,125
Lockheed Martin Corp.	3,000	140,010
Northrop Grumman Corp.	300	30,243
Raytheon Co.	200	6,494
Rockwell Collins, Inc.	500	9,750
507,774
Air Freight & Couriers - 0.5%
CNF Transportation, Inc.	500	16,775
Expeditors International of Washington, Inc.	2,500	142,375
United Parcel Service, Inc., Class B	600	32,700
191,850
Airlines - 0.1%
Continental Airlines, Inc., Class B *	400	10,484
Southwest Airlines Co.	1,700	31,416
UAL Corp. *	100	1,350
US Airways Group, Inc. *	100	634
43,884
Building Products - 0.3%
American Standard Companies., Inc. *	200	13,646
Masco Corp.	3,450	84,525
98,171
Commercial Services & Supplies - 3.9%
Allied Waste Industries, Inc. *	500	7,030
Amdocs, Ltd. *	1,700	57,749
American Management Systems, Inc. *	200	3,616
Automatic Data Processing, Inc.	500	29,450
Avery Dennison Corp.	200	11,306
Bea Systems, Inc. *	3,400	52,360
CACI International, Inc. *	200	7,897
Cadence Design Systems, Inc. *	400	8,768
Cendant Corp. *	4,100	80,401
Concord EFS, Inc. *	3,200	104,896
Convergys Corp. *	2,300	86,227
Corinthian Colleges, Inc. *	100	4,089
CSG Systems International, Inc. *	11,734	474,640
Deluxe Corp.	100	4,158
Devry, Inc. *	100	2,845
DST Systems, Inc. *	600	29,910
Dun & Bradstreet Corp. *	50	1,765
First Data Corp.	400	31,380
Fiserv, Inc. *	1,400	59,248
H&R Block, Inc.	500	22,350
Herman Miller, Inc.	2,050	48,503
Hon Inds., Inc.	200	5,530
Imagistics International, Inc. *	108	1,334
ITT Educational Services, Inc. *	100	3,687
John H. Harland Co.	100	2,210

EVERGREEN VARIABLE ANNUITY TRUST
Evergreen VA Masters Fund
Schedule of Investments (continued)
December 31, 2001

	Shares	Value

COMMON STOCKS - continued
INDUSTRIALS - continued
Commercial Services & Supplies - continued
Manpower, Inc.	100	$3,371
Metro One Telecomm, Inc. *	100	3,025
Priceline.com, Inc. *	200	1,164
R.R. Donnelley & Sons Co.	100	2,969
Robert Half International, Inc. *	2,600	69,420
Sabre Group Holdings, Inc., Class A *	200	8,470
SEI Investments Co.	200	9,022
Switchboard, Inc. *	4,890	15,893
Waste Management, Inc.	2,700	86,157
Weight Watchers International, Inc. *	110	3,720
1,344,560
Construction & Engineering - 0.0%
EMCOR Group, Inc. *	100	4,540
Fluor Corp.	100	3,740
Massey Energy Corp.	100	2,073
MDC Holdings, Inc.	100	3,779
SBA Communications Corp. *	400	5,208
Spectrasite Holdings, Inc. *	500	1,795
21,135
Electrical Equipment - 0.3%
Cable Design Technologies Corp. *	6,772	92,641
Cooper Industries, Inc.	300	10,476
Molex, Inc.	200	5,410
108,527
Industrial Conglomerates - 2.2%
General Electric Co.	9,127	365,810
ITT Industries, Inc.	100	5,050
Minnesota Mining & Manufacturing Co.	100	11,821
Textron, Inc.	100	4,146
Tyco International, Ltd.	6,192	364,709
751,536
Machinery - 0.8%
AGCO Corp.	9,030	142,493
AptarGroup, Inc.	800	28,024
APW, Ltd. *	600	1,002
Caterpillar, Inc.	300	15,675
Paccar, Inc.	600	39,372
Precision Castparts Corp.	100	2,825
Terex Corp. *	2,300	40,342
269,733
Marine - 0.0%
Teekay Shipping Corp.	100	3,485
Road & Rail - 0.5%
Burlington Northern Santa Fe Corp.	500	14,265
Kansas City Southern Industries, Inc. *	6,550	92,552
Roadway Express, Inc.	1,000	36,700
Union Pacific Corp.	400	22,800
166,317

EVERGREEN VARIABLE ANNUITY TRUST
Evergreen VA Masters Fund
Schedule of Investments (continued)
December 31, 2001

	Shares	Value

COMMON STOCKS - continued
INFORMATION TECHNOLOGY - 20.5%
Communications Equipment - 4.0%
3Com Corp. *	2,270	$14,483
Adaptec, Inc. *	300	4,350
Advanced Fibre Communications, Inc. *	7,050	124,574
American Tower Systems Corp., Class A *	26,060	246,788
Avaya, Inc. *	200	2,430
Aware, Inc. *	800	6,640
Brocade Communications Systems, Inc. *	400	13,248
CIENA Corp. *	13,500	193,185
Cisco Systems, Inc. *	12,400	224,564
Computer Network Technology *	1,560	27,752
Comverse Technology, Inc. *	7,430	166,209
Corvis Corp. *	400	1,292
Emulex Corp. *	300	11,853
Enterasys Networks, Inc. *	800	7,080
Foundry Networks, Inc. *	500	4,075
Juniper Networks, Inc. *	1,500	28,425
MCDATA Corp. *	300	7,533
McData Corp. *	40	980
Motorola, Inc.	2,700	40,554
Oni Systems Corp. *	16,900	105,963
Powerwave Technologies, Inc. *	2,600	44,928
QUALCOMM, Inc. *	900	45,450
RF Micro Devices, Inc. *	200	3,846
Scientific Atlanta, Inc.	500	11,970
Storagenetworks, Inc. *	400	2,472
Tekelec, Inc. *	1,700	30,787
Tellium, Inc. *	500	3,115
1,374,546
Computers & Peripherals - 1.7%
Compaq Computer Corp.	3,100	30,256
Dell Computer Corp. *	3,900	106,002
EMC Corp. *	2,000	26,880
Handspring, Inc. *	1,000	6,740
Hewlett-Packard Co.	3,400	69,836
International Business Machines Corp.	2,150	260,064
Lexmark International Group, Inc., Class A *	200	11,800
Network Appliance, Inc. *	1,500	32,805
Palm, Inc. *	6,528	25,329
Storage Technology Corp. *	100	2,067
Unisys Corp. *	400	5,016
576,795
Electronic Equipment & Instruments - 1.1%
Amphenol Corp. *	100	4,805
AVX Corp.	400	9,436
Cree Research, Inc. *	100	2,946
FLIR Systems, Inc. *	200	7,584
Gemstar TV Guide International, Inc. *	500	13,850
Ingram Micro, Inc., Class A *	100	1,732
Kemet Corp.	100	1,775
Macrovision Corp. *	4,200	147,924
Methode Electronics, Inc., Class A	1,300	10,400

EVERGREEN VARIABLE ANNUITY TRUST
Evergreen VA Masters Fund
Schedule of Investments (continued)
December 31, 2001

	Shares	Value

COMMON STOCKS - continued
INFORMATION TECHNOLOGY - continued
Electronic Equipment & Instruments - continued
PerkinElmer, Inc.	1,000	$35,020
Rambus, Inc. *	500	3,995
Rockwell International Corp.	300	5,358
RSA Security, Inc. *	2,935	51,245
Sanmina Corp. *	3,144	62,565
Stratos Lightwave, Inc. *	2,064	12,694
Tektronix, Inc. *	100	2,578
373,907
Internet Software & Services - 4.8%
Agile Software Corp. *	700	12,054
Akamai Technologies, Inc. *	15,400	91,476
CheckFree Corp. *	18,243	328,374
Cnet Networks, Inc. *	16,652	149,368
eFunds Corp. *	200	2,750
Epresence, Inc. *	3,500	14,665
Internap Network Services Corp. *	24,500	28,420
Internet Security Systems, Inc. *	4,300	137,858
Netegrity, Inc. *	500	9,680
Openwave Systems, Inc. *	500	4,895
Overture Services, Inc. *	100	3,543
Real Networks, Inc. *	3,350	19,899
Riverstone Networks, Inc. *	205	3,403
S1 Corp. *	13,090	211,796
VeriSign, Inc. *	17,341	659,652
Websense, Inc. *	100	3,207
1,681,040
IT Consulting & Services - 0.5%
Affiliated Computer Services, Inc., Class A *	1,100	116,743
Electronic Data Systems Corp.	1,000	68,550
KPMG Consulting, Inc. *	100	1,657
186,950
Semiconductor Equipment & Products - 3.2%
Advanced Micro Devices, Inc. *	800	12,688
Agere Systems, Inc. *	200	1,138
Altera Corp. *	1,960	41,591
Analog Devices, Inc. *	1,100	48,829
Atmel Corp. *	3,920	28,890
Broadcom Corp. *	700	28,609
Cabot Microelectronics Corp. *	300	23,775
Conexant Systems, Inc. *	1,800	25,848
Cymer, Inc. *	100	2,673
Fairchild Semiconductor International, Class A *	300	8,460
FEI Co. *	100	3,151
Genesis Microchip, Inc. *	100	6,612
Integrated Circuit System, Inc. *	200	4,518
Integrated Device Technology, Inc. *	400	10,636
Intel Corp.	8,700	273,615
International Rectifier Corp. *	200	6,976
Jabil Circuit, Inc. *	2,280	51,802
KLA-Tencor Corp. *	600	29,736

EVERGREEN VARIABLE ANNUITY TRUST
Evergreen VA Masters Fund
Schedule of Investments (continued)
December 31, 2001

	Shares	Value

COMMON STOCKS - continued
INFORMATION TECHNOLOGY - continued
Semiconductor Equipment & Products - continued
Lam Research Corp. *	400	$9,288
Lattice Semiconductor Corp. *	2,300	47,311
Linear Technology Corp.	2,189	85,459
LSI Logic Corp. *	1,700	26,826
Maxim Integrated Products, Inc. *	1,800	94,518
Microtune, Inc. *	300	7,038
Novellus Systems, Inc. *	560	22,092
Numerical Technologies, Inc. *	100	3,520
Photon Dynamics, Inc. *	100	4,565
PMC-Sierra, Inc. *	2,600	55,276
Semtech Corp. *	1,100	39,259
Teradyne, Inc. *	450	13,563
Texas Instruments, Inc.	920	25,760
Triquint Semiconductor, Inc. *	2,530	31,018
Vitesse Semiconductor Corp. *	400	4,972
Xilinx, Inc. *	600	23,430
1,103,442
Software - 5.2%
Adobe Systems, Inc.	1,900	58,995
BARRA, Inc. *	2,875	135,384
Citrix Systems, Inc. *	11,600	262,856
I2 Technologies, Inc. *	2,600	20,540
Interwoven, Inc. *	300	2,922
Intuit, Inc. *	2,000	85,560
Legato Systems, Inc. *	360	4,669
Macromedia, Inc. *	1,000	17,800
Mercury Interactive Corp. *	500	16,990
Micromuse, Inc. *	1,100	16,500
Microsoft Corp. *	7,417	491,376
National Instruments Corp. *	3,000	112,380
Network Associates, Inc. *	2,500	64,625
Novell, Inc. *	200	918
Oracle Corp. *	4,500	62,145
Parametric Technology Corp. *	1,300	10,153
Peoplesoft, Inc. *	200	8,040
Peregrine Systems, Inc. *	3,500	51,905
Rational Software Corp. *	12,700	247,650
Siebel Systems, Inc. *	600	16,788
Sybase, Inc. *	100	1,576
Synavant, Inc. *	49	196
THQ, Inc. *	100	4,847
TIBCO Software, Inc. *	200	2,986
Veritas Software Corp. *	2,535	113,644
1,811,445
MATERIALS - 3.5%
Chemicals - 1.5%
Air Products & Chemicals, Inc.	200	9,382
Albemarle Corp.	1,300	31,200
Donaldson Co., Inc.	3,300	128,172
E.I. du Pont de Nemours & Co.	400	17,004
Eastman Chemical Co.	100	3,902
Elcor Chemical Corp.	4,000	111,160

EVERGREEN VARIABLE ANNUITY TRUST
Evergreen VA Masters Fund
Schedule of Investments (continued)
December 31, 2001

	Shares	Value

COMMON STOCKS - continued
MATERIALS - continued
Chemicals - continued
Engelhard Corp.	500	$13,840
IMC Global, Inc.	100	1,300
MacDermid, Inc.	1,000	16,950
PPG Industries, Inc.	1,900	98,268
Sherwin-Williams Co.	1,100	30,250
Sigma-Aldrich Corp.	1,500	59,115
520,543
Construction Materials - 0.2%
Lafarge Corp.	100	3,757
Martin Marietta Materials, Inc.	1,600	74,560
78,317
Containers & Packaging - 0.3%
Owens Illinois, Inc. *	100	999
Packaging Corporation of America *	2,000	36,300
Pactiv Corp. *	300	5,325
Sealed Air Corp. *	1,000	40,820
Smurfit Container Corp. *	100	1,597
85,041
Metals & Mining - 0.3%
Alcan Aluminum, Ltd.	700	25,151
Barrick Gold Corp.	200	3,190
Consol Energy, Inc.	200	4,968
Freeport McMoRan Copper & Gold, Inc., Class B *	400	5,356
Inco, Ltd. *	100	1,694
Peabody Energy Corp.	100	2,819
Phelps Dodge Corp.	1,900	61,560
Placer Dome, Inc.	200	2,182
Stillwater Mining Co. *	100	1,850
USX-U.S. Steel Group	100	1,811
110,581
Paper & Forest Products - 1.2%
Bowater, Inc.	1,020	48,654
Georgia-Pacific Corp.	200	5,522
Mead Corp.	100	3,089
Plum Creek Timber Company, Inc.	300	8,505
Rayonier, Inc.	3,100	156,457
Weyerhaeuser Co.	300	16,224
Willamette Industries, Inc.	3,500	182,420
420,871
TELECOMMUNICATION SERVICES - 2.3%
Diversified Telecommunication Services - 1.8%
AT&T Corp.	3,900	70,746
BellSouth Corp.	700	26,705
Broadwing, Inc. *	3,400	32,300
Centurytel, Inc.	1,600	52,480
L-3 Communications Holdings, Inc. *	750	67,500
Qwest Communications International, Inc.	1,300	18,369
SBC Communications, Inc.	4,400	172,348
Sonus Networks, Inc. *	900	4,158
Sprint Corp.	4,100	82,328

EVERGREEN VARIABLE ANNUITY TRUST
Evergreen VA Masters Fund
Schedule of Investments (continued)
December 31, 2001

	Shares	Value

COMMON STOCKS - continued
TELECOMMUNICATION SERVICES - continued
Diversified Telecommunication Services - continued
Time Warner Telecom, Inc., Class A *	100	$1,769
Verizon Communications, Inc.	1,944	92,262
Williams Communications Group *	1,400	3,290
624,255
Wireless Telecommunications Services - 0.5%
AT&T Wireless Services, Inc. *	619	8,895
Sprint Corp. (PCS Group) *	3,300	80,553
Western Wireless Corp., Class A *	3,000	84,750
174,198
UTILITIES - 2.4%
Electric Utilities - 1.9%
Allegheny Energy, Inc.	2,150	77,873
Ameren Corp.	100	4,230
American Electric Power Co., Inc.	900	39,177
CH Energy Group, Inc.	1,300	56,511
CMS Energy Corp.	100	2,403
Conectiv, Inc.	100	2,449
Consolidated Edison, Inc.	200	8,072
Dominion Resources, Inc.	600	36,060
DQE, Inc.	300	5,679
DTE Energy Co.	500	20,970
Duke Energy Corp.	1,000	39,260
Energy East Corp.	100	1,899
Entergy Corp.	500	19,555
Exelon Corp.	862	41,273
FirstEnergy Corp.	1,000	34,980
FPL Group, Inc.	822	46,361
Mirant Corp. *	1,159	18,567
Niagara Mohawk Holdings, Inc. *	1,000	17,730
Nisource, Inc.	100	2,306
NRG Energy, Inc. *	200	3,100
PPL Corp.	500	17,425
Public Service Enterprise Group, Inc.	500	21,095
Puget Energy, Inc.	100	2,189
Reliant Energy, Inc.	300	7,956
Reliant Resources, Inc. *	390	6,439
Southern Co.	1,100	27,885
TXU Corp.	800	37,720
UtiliCorp United, Inc.	2,120	53,360
Xcel Energy, Inc.	300	8,322
660,846
Gas Utilities - 0.5%
Dynegy, Inc., Class A	1,900	48,450
El Paso Corp.	223	9,948
Enron Corp.	500	300
Kinder Morgan, Inc.	400	22,276
Piedmont Natural Gas Co., Inc.	1,900	68,020
Southwestern Energy Co. *	1,100	11,440
160,434

EVERGREEN VARIABLE ANNUITY TRUST
Evergreen VA Masters Fund
Schedule of Investments (continued)
December 31, 2001

	Shares	Value

COMMON STOCKS - continued
UTILITIES - continued
Multi-Utilities - 0.0%
Progress Energy, Inc. *	200	$80
Williams Companies, Inc.	100	2,552
2,632
Total Common Stocks		33,254,629
CONVERTIBLE PREFERRED STOCKS - 0.1%
CONSUMER DISCRETIONARY - 0.1%
Media - 0.1%
Emmis Communications Corp., Ser. A, 6.25%, 12/31/2049	1,000	37,250
RIGHTS - 0.0%
INFORMATION TECHNOLOGY - 0.0%
Computers & Peripherals - 0.0%
Western Digital Corp. *	300	1,881
MUTUAL FUND SHARES - 0.4%
Ishares Trust, Russell 2000 Index Fund	1,200	115,620
Ishares Trust, S&P Smallcap 600 Index Fund	200	22,880
Total Mutual Fund Shares		138,500
SHORT-TERM INVESTMENTS - 4.8%
MUTUAL FUND SHARES - 4.8%
Evergreen Institutional Money Market Fund (o)	1,671,941	1,671,941
Total Investments - (cost $37,510,216) - 101.0%		35,104,201
Other Assets and Liabilities - (1.0%)		(364,833)
Net Assets - 100.0%		$34,739,368

*	Non-income producing security.
(o)	The advisor of the Fund and the advisor of the money market fund are each a subsidiary of Wachovia Corporation.

Summary of Abbreviations
ADR	American Depository Receipt
REIT	Real Estate Investment Trust

See Notes to Financial Statements.

EVERGREEN VARIABLE ANNUITY TRUST
Evergreen VA Masters Fund
Statement of Assets and Liabilities
December 31, 2001

Assets
Identified cost of securities	$37,510,216
Net unrealized losses on securities	(2,406,015)

Market value of securities	35,104,201
Foreign currency, at value (cost $118)	115
Receivable for securities sold	52,748
Receivable for Fund shares sold	3,770
Dividends and interest receivable	25,527
Receivable from investment advisor	8,897

Total assets	35,195,258

Liabilities
Payable for securities purchased	445,309
Due to other related parties	192
Accrued expenses and other liabilities	10,389

Total liabilities	455,890

Net assets	$34,739,368

Net assets represented by
Paid-in capital	$42,249,455
Undistributed net investment income	14,290
Accumulated net realized losses on securities and foreign currency related transactions	(5,118,359)
Net unrealized losses on securities and foreign currency related transactions	(2,406,018)

Total net assets	$34,739,368

Shares outstanding	3,730,604

Net asset value per share	$9.31

See Notes to Financial Statements.

EVERGREEN VARIABLE ANNUITY TRUST
Evergreen VA Masters Fund
Statement of Operations
Year Ended December 31, 2001

Investment income
Dividends (net of foreign withholding taxes of $684)	$291,315
Interest	83,334

Total investment income	374,649

Expenses
Advisory fee	311,731
Administrative services fees	35,831
Transfer agent fee	269
Trustees’ fees and expenses	729
Printing and postage expenses	11,621
Custodian fee	6,499
Professional fees	13,179
Other	224
Total expenses	380,083
Less: Expense reductions	(1,171)
Fee waivers	(20,601)

Net expenses	358,311

Net investment income	16,338

Net realized and unrealized losses on securities and foreign currency related transactions
Net realized losses on:
Securities	(5,008,707)
Foreign currency related transactions	(935)

Net realized losses on securities and foreign currency related transactions	(5,009,642)

Net change in unrealized gains or losses on securities and foreign currency related transactions	(1,541,246)

Net realized and unrealized losses on securities and foreign currency related transactions	(6,550,888)

Net decrease in net assets resulting from operations	$(6,534,550)

See Notes to Financial Statements.

EVERGREEN VARIABLE ANNUITY TRUST
Evergreen VA Masters Fund
Statement of Changes in Net Assets

	Year Ended December 31,
	2001	2000

Operations
Net investment income	$16,338	$5,041
Net realized gains or losses on securities and foreign currency currency related transactions	(5,009,642)	2,266,697
Net change in unrealized gains or losses on securities and foreign currency related transactions	(1,541,246)	(3,773,493)

Net decrease in net assets resulting from operations	(6,534,550)	(1,501,755)

Distributions to shareholders from
Net investment income	(4,337)	0
Net realized gains	(79,159)	(2,978,015)

Total distributions to shareholders	(83,496)	(2,978,015)

Capital share transactions
Proceeds from shares sold	5,754,073	19,914,154
Payment for shares redeemed	(1,742,577)	(17,277)
Net asset value of shares issued in reinvestment of distributions	78,285	2,978,015

Net increase in net assets resulting from capital share transactions	4,089,781	22,874,892

Total increase (decrease) in net assets	(2,528,265)	18,395,122
Net assets
Beginning of period	37,267,633	18,872,511

End of period	$34,739,368	$37,267,633

Undistributed net investment income	$14,290	$4,139

Other Information:
Share increase (decrease)
Shares sold	558,794	1,603,662
Shares redeemed	(196,784)	(1,463)
Shares issued in reinvestment of distributions	8,710	256,895

Net increase in shares	370,720	1,859,094

See Notes to Financial Statements.

EVERGREEN VARIABLE ANNUITY TRUST
Evergreen VA Masters Fund
Notes to Financial Statements

1. ORGANIZATION

The Evergreen VA Masters Fund (the “Fund”) is a diversified series of Evergreen Variable Annuity Trust (the “Trust”), a Delaware business trust organized on December 23, 1997. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). Shares of the Fund may only be purchased by insurance companies for the purpose of funding variable annuity contracts or variable life insurance policies.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles, which require management to make estimates and assumptions that affect amounts reported herein. Actual results could differ from these estimates.

A. Valuation of Investments

Listed equity securities are valued at the last sale price reported on the national securities exchange, where the securities are principally traded.

Securities traded on an established exchange are valued at the last sales price on the exchange where the security is primarily traded. If there has been no sale, the securities are valued at the mean between bid and asked prices.

Portfolio debt securities acquired with more than 60 days to maturity are valued at prices obtained from an independent pricing service which takes into consideration such factors as similar security prices, yields, maturities, liquidity and ratings. Securities for which valuations are not available from an independent pricing service may be valued by brokers which use prices provided by market makers or estimates of market value obtained from yield data relating to investment or securities with similar characteristics.

Short-term securities with remaining maturities of 60 days or less at the time of purchase are valued at amortized cost, which approximates market value.

Investments in other mutual funds are valued at net asset value. Securities for which market quotations are not available are valued at fair value as determined in good faith, according to procedures approved by the Board of Trustees.

B. Foreign Currency Translation

All assets and liabilities denominated in foreign currencies are translated in U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for that portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses on securities.

C. Foreign Currency Contracts

A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund enters into foreign currency contracts to facilitate transactions in foreign-denominated securities and to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. Foreign currency contracts are recorded at the forward rate and marked-to-market daily. When the contracts are closed, realized gains and losses arising from such transactions are recorded as realized gains or losses on foreign currency related transactions. The Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

D. Security Transactions and Investment Income

Security transactions are recorded no later than one business day after the trade date. Realized gains and losses are computed using the specific cost of the security sold. Interest income is recorded on the accrual basis and includes

EVERGREEN VARIABLE ANNUITY TRUST
Evergreen VA Masters Fund
Notes to Financial Statements

accretion of discounts and amortization of premiums relating to fixed-income securities held by the Fund. Dividend income is recorded on the ex-dividend date or in the case of some foreign securities, on the date when the Fund is made aware of the dividend. Foreign income and capital gains realized on some securities may be subject to foreign taxes, which are accrued as applicable.

E. Federal Taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income, including any net capital gains (which have already been offset by available capital loss carryovers). Accordingly, no provision for federal taxes is required.

F. Distributions

Distributions to shareholders from net investment income and net realized gains are recorded on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles.

Reclassifications have been made to the Fund’s components of net assets to reflect income and gains available for distribution (or available capital loss carryovers, as applicable) under income tax regulations. The primary permanent differences causing such reclassifications are due to net realized foreign currency gains or losses and certain distributions received from real estate investment trusts.

3. ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

On May 11, 2001, the Fund’s Board of Trustees approved the transfer of the investment advisory contracts with First Union National Bank to Evergreen Investment Management Company, LLC (“EIMC”). Under Securities and Exchange Commission rules and no-action letters, this transfer did not require shareholder approval as the parties involved were all wholly owned subsidiaries of and controlled by Wachovia Corporation (formerly, First Union Corporation) and neither the fees nor services were changed. As a result of this transfer, the sub-advisory agreement with EIMC was terminated.

EIMC, an indirect, wholly owned subsidiary of Wachovia Corporation, is the investment advisor to the Fund and is paid a management fee that is calculated and paid daily at a rate of 0.87% of the average daily net assets of the Fund.

During the year ended December 31, 2001, the amount of investment advisory fees waived by the investment advisor was $20,601. The impact on the Fund’s expense ratio represented as a percentage of its average daily net assets was 0.06%.

MFS Institutional Advisors, Inc., Oppenheimer Funds, Inc. and Putnam Investment Management, LLC are investment sub-advisors to the Fund. Subject to the supervision of EIMC, each sub-advisor manages a segment of the Fund’s portfolio in accordance with the Fund’s investment objective and policies. The Fund pays no direct fees to the sub-advisors for their services.

Evergreen Investment Services, Inc. (“EIS”), an indirect, wholly owned subsidiary of Wachovia Corporation, is the administrator to the Fund. As administrator, EIS provides the Fund with facilities, equipment and personnel and is paid an administrative fee of 0.10% of the Fund’s average daily net assets.

Evergreen Service Company, LLC (“ESC”), an indirect, wholly owned subsidiary of Wachovia Corporation, is the transfer and dividend disbursing agent for the Fund.

Officers of the Fund and affiliated Trustees receive no compensation directly from the Fund.

4. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of investment securities (excluding short-term securities) were $30,308,210 and $25,522,710 respectively, for the year ended December 31, 2001.

EVERGREEN VARIABLE ANNUITY TRUST
Evergreen VA Masters Fund
Notes to Financial Statements

On December 31, 2001, the aggregate cost of securities for federal income tax purposes was $37,838,322. The gross unrealized appreciation and depreciation on securities based on tax cost was $2,835,103 and $5,569,224, respectively, with a net unrealized depreciation of $2,734,121.

As of December 31, 2001, the Fund had a capital loss carryover for federal income tax purposes of $4,005,403, expiring in 2009.

For income tax purposes, capital losses incurred after October 31 within a Fund’s fiscal year are deemed to arise on the first business day of the Fund’s following fiscal year. As of December 31, 2001, the Fund incurred and elected to defer post October losses of $783,960.

5. EXPENSE REDUCTIONS

Through expense offset arrangements with ESC and its custodian, a portion of the fund expenses have been reduced. The Fund received $1,171 in expense reductions. The impact of the total expense reductions on the Fund’s expense ratio represented as a percentage of its average net assets was 0.00%.

6. DEFERRED TRUSTEES’ FEES

Each independent Trustee of the Fund may defer any or all compensation related to performance of their duties as Trustees. The Trustees’ deferred balances are allocated to deferral accounts, which are included in the accrued expenses for the Fund. The investment performance of the deferral accounts is based on the investment performance of certain Evergreen Funds. Any gains earned or losses incurred in the deferral accounts are reported in the Fund’s Trustees’ fees and expenses. At the election of the Trustees, the deferral account will be paid either in one lump sum or in quarterly installments for up to ten years.

7. FINANCING AGREEMENT

The Fund and certain other Evergreen Funds share in a $725 million unsecured revolving credit commitment to temporarily finance the purchase or sale of securities for prompt delivery, including funding redemption of their shares, as permitted by each Fund’s borrowing restrictions. Borrowings under this facility bear interest at 0.50% per annum above the Federal Funds rate. All of the Funds are charged an annual commitment fee of 0.10% of the unused balance, which is allocated pro rata. For its assistance in arranging the financing agreement, First Union Securities, Inc. was paid a one-time arrangement fee of $150,000, which was charged to the Funds and also allocated pro rata.

During the year ended December 31, 2001, the Fund had no borrowings under this agreement.

8. CHANGE IN ACCOUNTING PRINCIPLE

As required, effective January 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide, Audits of Investment Companies which amends certain accounting practices and disclosures, including amortization of premiums and accretion of discounts. Accordingly, the Fund began amortizing premium and accreting discount on all fixed-income securities held by the Fund. Prior to January 1, 2001, the Fund did not amortize premiums or accrete discounts on fixed-income securities. The cumulative effect of this change in accounting policy relating to bonds held by the Fund prior to the effective date of the change and the current year effect of this change on the operating results of the Fund are insignificant to the overall financial statements of the Fund.

EVERGREEN VARIABLE ANNUITY TRUST
Evergreen VA Masters Fund
Independent Auditors’ Report

Board of Trustees and Shareholders
Evergreen VA Masters Fund

We have audited the accompanying statement of assets and liabilities, including the schedule of investments of Evergreen VA Masters Fund as of December 31, 2001, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the three-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2001 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Evergreen VA Masters Fund as of December 31, 2001, the results of its operations, changes in its net assets and financial highlights for each of the years or periods described above in conformity with accounting principles generally accepted in the United States of America.

Boston, Massachusetts
February 1, 2002

EVERGREEN VARIABLE ANNUITY TRUST
Evergreen VA Masters Fund
Independent Auditors’ Report

FEDERAL TAX STATUS OF DISTRIBUTIONS

Pursuant to section 852 of the Internal Revenue Code, the Fund has designated $78,804, or $0.022 per share, as long-term capital gain distributions for the year ended December 31, 2001.

For corporate shareholders, 16.65% of ordinary income dividends paid during the fiscal year ended December 31, 2001 qualified for the dividends received deduction.

Board of Trustees
Name	Position with Trust	Term of Office	Principal Occupations for Last Five Years	Number of Portfolios Overseen in Evergreen Funds complex	Other Directorships held outside of Evergreen Funds complex

Charles A. Austin III 200 Berkeley Street Boston, MA 02116 Age: 66	Trustee	1991	Investment Counselor with Appleton Partners, Inc. (investment advice); former Director, Executive Vice President and Treasurer, State Street Research & Management Company (investment advice); Director, The Andover Companies (insurance); Trustee, Arthritis Foundation of New England; Director, Health Development Corp. (fitness-wellness centers); The Francis Ouimet Society.	105	None

K. Dun Gifford 200 Berkeley Street Boston, MA 02116 Age: 62	Trustee	1974	Chairman and President, Oldways Preservation and Exchange Trust (education); Trustee, Treasurer and Chairman of the Finance Committee, Cambridge College; former Managing Partner, Roscommon Capital Corp.; former Chairman of the Board, Director, and Executive Vice President, The London Harness Company (leather goods purveyor); former Chairman, Gifford, Drescher & Associates (environmental consulting).	105	None

Leroy Keith, Jr. 200 Berkeley Street Boston, MA 02116 Age: 62	Trustee	1983	Partner, Stonington Partners (private investment firm); Chairman of the Board and Chief Executive Officer, Carson Products Company (manufacturing); Director of Phoenix Total Return Fund and Equifax, Inc. (worldwide information management); Trustee of Phoenix Series Fund, Phoenix Multi-Portfolio Fund, and The Phoenix Big Edge Series Fund; and former President, Morehouse College.	105	Director of Phoenix Total Return Fund; Trustee of Phoenix Series Fund, Phoenix Multi-Portfolio Fund and The Phoenix Big Edge Series Fund.

Gerald M. McDonnell 200 Berkeley Street Boston, MA 02116 Age: 62	Trustee	1988	Sales and Marketing Management with SMI-STEEL - South Carolina (steel producer); former Sales and Marketing Management with Nucor Steel Company.	105	None

Thomas L. McVerry 200 Berkeley Street Boston, MA 02116 Age: 62	Trustee	1993	Former Vice President and Director of Rexham Corporation (manufacturing); and Director of Carolina Cooperative Credit Union.	105	None

William Walt Pettit 200 Berkeley Street Boston, MA 02116 Age: 46	Trustee	1984	Partner and Vice President in the law firm of Kellam & Pettit, P.A	105	None

David M. Richardson 200 Berkeley Street Boston, MA 02116 Age: 60	Trustee	1982	President, Richardson, Runden & Company (new business development/consulting company); Managing Director, Kennedy Information, Inc (executive recruitment information and research company); former Vice Chairman, DHR International, Inc. (executive recruitment); former Senior Vice President, Boyden International Inc. (executive recruitment); Trustee, 411 Technologies, LLP (communications); Director, J&M Cumming Paper Co. (paper merchandising); and Columnist, Commerce and Industry Association of New Jersey.	105	None

Russell A. Salton, III MD 200 Berkeley Street Boston, MA 02116 Age: 54	Trustee	1984	Medical Director, Healthcare Resource Associates, Inc.; former Medical Director, U.S. Health Care/Aetna Health Services; former Managed Health Care Consultant; and former President, Primary Physician Care.	105	None

Michael S. Scofield 200 Berkeley Street Boston, MA 02116 Age: 58	Trustee	1984	Attorney, Law Offices of Michael S. Scofield.	105	None

Richard J. Shima 200 Berkeley Street Boston, MA 02116 Age: 62	Trustee	1993	Independent Consultant; former Chairman, Environmental Warranty, Inc. (insurance agency); former Executive Consultant, Drake Beam Morin, Inc. (executive outplacement); Director of Hartford Hospital, Old State House Association; former Director of Enhance Financial Services, Inc.; former Director of CTG Resources, Inc. (natural gas); former Director Middlesex Mutual Assurance Company; former Chairman, Board of Trustees, Hartford Graduate Center; Trustee, Greater Hartford YMCA.	105	None

Richard K. Wagoner, CFA* 200 Berkeley Street Boston, MA 02116 Age: 63	Trustee	1999	Former Chief Investment Officer, Executive Vice President and Head of Capital Management Group, First Union National Bank; former consultant to the Board of Trustees of the Evergreen Funds; former member, New York Stock Exchange; member, North Carolina Securities Traders Association; member, Financial Analysts Society.	105	None

* Mr. Wagoner is an “interested person” of the funds because of his ownership of shares in Wachovia Corporation (formerly First Union Corporation), the parent to the funds’ investment advisor.

Additional information about the funds’ Board of Trustees can be found in the Statement of Additional Information (SAI) and is available upon request without charge by calling (800) 343-2898.

Variable Annuities
NOT FDIC INSURED	May lose value No bank guarantee
Evergreen Investment Services, Inc.
58913	560862 12/01